Mereo BioPharma J.P. Morgan Conference Exhibit 99.2

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Our vision We are working toward a future where people and families living with rare diseases, especially those with few or no treatment options, have access to therapies that can transform their lives.

Two pivotal rare disease programs and a capital efficient model Achievements and fundamentals Two rare disease programs in-licensed and progressed to pivotal stage: Setrusumab for Osteogenesis Imperfecta (OI) Phase 3 results reported around the end of 2025, partnered with rare disease leader, Ultragenyx - determining path forward Alvelestat for Alpha-1 Antitrypsin Deficiency-associated Lung Disease (AATD-LD) activities to support initiation of the Phase 3 ongoing, following agreement in principle of the primary endpoints Additional clinical stage program – out-licensed to āshibio with EU rights retained Vantictumab for osteopetrosis – clinical stage program with IND planned H2 2026 Financial discipline delivers cash runway into mid-2027 ~$41 million of cash and cash equivalents as of December 31, 2025 Management team with a proven track record in corporate development

Addressing patient populations with high unmet needs and significant market opportunities

	Osteogenesis Imperfecta	Alpha-1 Antitrypsin Deficiency	Osteopetrosis
Disease Background	**Rare genetic bone condition** leading to problems including frequent fractures and skeletal deformities	**Rare genetic progressive lung disease** characterized by unregulated NE-driven lung destruction	**Rare genetic bone disease** characterized by dense, brittle bones leading to multiple fractures and significant morbidity
Epidemiology	**~60,000 patients** across the US & Europe[1]	Severe deficiency patient estimates: **~50,000 in North America** and **~60,000 in Europe**[2]	**1 in 20,000 incidence in North America** and **Europe** with onset typically in late childhood[3]
Unmet Need	**No FDA/EMA approved therapy.** Bisphosphonates widely used Orphan drug status EU and US	Augmentation **efficacy not clear**, not reimbursed in all markets Orphan drug status EU and US	**No FDA/EMA approved therapy**
Mereo's Unique Approach	**Setrusumab** A sclerostin-targeting antibody	**Alvelestat** An oral neutrophil elastase inhibitor	**Vantictumab** An anti-FZD antibody

1. Based on internal forecast; 2. Blanco I et al. 2017. alpha-1 antitrypsin Pi*Z gene frequency and Pi*ZZ genotype numbers worldwide: an update. Int J COPD: 12 561-569; 3. Wu CC, Econs MJ, DiMeglio LA, et al. Diagnosis and management of osteopetrosis: consensus guidelines from the Osteopetrosis Working Group. J Clin Endocrinol Metab. 2017 Sep 1;102(9):3111-3123.

Mereo BioPharma
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Setrusumab (UX143) Osteogenesis Imperfecta: a rare genetic bone condition with no FDA or EMA approved therapy

Setrusumab for osteogenesis imperfecta Phase 3 results Neither study achieved primary endpoint of reduction in AFR1 compared to placebo (Orbit) or bisphosphonates (Cosmic) Further understanding will help determine if there is a potential path forward Additional data shows reduction in vertebral fractures and improvements in patient reported outcomes of disease severity, pain/comfort, and daily activities Both studies demonstrated statistically significant increases in bone mineral density (BMD) 1. Annualized fracture rate Data presented at JP Morgan Healthcare Conference 2026

Objective Setrusumab vs. placebo 2:1 randomization, Double blind Follow-up 18-24 months Setrusumab vs. bisphosphonates 1:1 randomization, Open label Follow-up 18-24 months Enrolment 159 subjects (with >1 AFR) ages 5 to 25 years with OI Types I, III, or IV 69 subjects (with >1 AFR) ages 2 to 7 years with OI Types I, III, or IV Patient Demographics Setrusumab (%) Placebo (%) Setrusumab (%) IV-BP (%) Total N ` 107 (67.3) 52 (32.7) 34 (49.3) 35 (50.7) Type I 43 (40.2) 21 (40.4) Type I 12 (35.5) 16 (45.7) Type III 43 (40.2) 10 (19.2) Type III 15 (44.1) 13 (37.1) Type IV 21 (19.6) 21 (40.4) Type IV 7 (20.6) 6 (17.1) Peds 5 to <12 yo 44 (41.1) 23 (44.2) Peds 2 to 7 yo 34 (49.3) 35 (50.7) Teens 12 to <18 yo 47 (43.9) 21 (40.4) Adults 18 to 26 yo 16 (15.0) 8 (15.4) Two randomized Phase 3 studies provide large data set Data presented at JP Morgan Healthcare Conference 2026

Baseline fractures are comparable between groups in both studies Orbit: more severe type III/IV patients exited placebo via rescue criteria 1. All suspected and radiographically confirmed fractures over prior 2 years; Abbreviations: FTH: Femur, Tibia or Humerus Objective Setrusumab vs. placebo 2:1 randomization, Double blind Follow-up 18-24 months Setrusumab vs. bisphosphonates 1:1 randomization, Open label Follow-up 18-24 months Baseline Fractures1 Setrusumab Placebo Setrusumab IV-BP Mean / Median number of fractures 3.2 /2.0 3.3 / 2.0 4.1 / 4.0 4.3 / 3.0 Fracture <3 Pt number (%) 71 (66.4) 35 (67.3) Fracture <4 & no FTH 4 (11.8) 4 (11.4) Fracture >3 Pt number (%) 36 (33.6) 17 (32.7) Fracture >4 or >1 FTH 30 (88.2) 31 (88.6) In Orbit, 31 (19.5%) patients met rescue criteria at 12 months primarily due to fractures 28 of 31 were more severe Type 3/4 patients Setrusumab 15/64 (23%) Placebo 13/31 (42%) A substantially larger number of Placebo patients exited Orbit Cosmic had no rescue criteria since it was active treatment controlled Data presented at JP Morgan Healthcare Conference 2026

Setrusumab demonstrated clinically & statistically significant increases in BMD vs placebo Setrusumab is substantially more effective in increasing BMD *Based on Month 12 timepoint Setrusumab demonstrated clinically & statistically significant increases in BMD vs active comparator Data presented at JP Morgan Healthcare Conference 2026 P<0.0001 P=0.0116

Orbit: Setrusumab patients showed an increase in fractures over a low placebo rate, but were the same as placebo when all fractures were considered (p=ns) 1. Radiographically confirmed fractures, excluding morphometric vertebral fractures and fingers, toes, face, and skull; 2. Negative Binomial model Confirmed fractures by x-ray & skeletal survey Primary Endpoint1 Excl. mVFTFS Key Secondary All Fractures Setrusumab AFR (n=107) # of fractures 142 191 Mean (SD, SE) 0.92 (1.16, 0.11) 1.22 (1.29, 0.12) Median (Q1, Q3) 0.58 (0.00, 1.53) 0.68 (0.00, 1.82) Placebo AFR (n=52) # of fractures 54 94 Mean (SD, SE) 0.80 (1.48, 0.21) 1.27 (1.96, 0.27) Median (Q1, Q3) 0.00 (0.00, 0.93) 0.61 (0.00, 2.02) Est.2 Setrusumab AFR (95% CI) 0.71 (0.50, 0.99) 1.16 (0.90, 1.50) Est.2 Placebo AFR (95% CI) 0.55 (0.35, 0.86) 1.12 (0.80, 1.57) Rate Ratio2 Setrusumab/Placebo (95% CI) 1.28 (0.80, 2.06) 1.03 (0.71, 1.52) Rate Change2 Setrusumab Placebo (95% CI) 28.14 (-20.21, 105.79) 3.38 (-29.48, 51.54) P-value2 0.305 0.865 Data presented at JP Morgan Healthcare Conference 2026

Orbit: In setrusumab patients, disease severity (PGIS) in peds/teens reduced and pain/comfort & sports/activity improved Patient Global Impression Scale of Severity (PGIS) Pain/Comfort POSNA-PODCI Sports/Activity POSNA-PODCI 12-month assessment is as randomized and most important as no patients had exited due to rescue criteria Peds/Teens patients constitute 85% of subjects in Orbit Ph3 study (135/159) Data presented at JP Morgan Healthcare Conference 2026

Pain is the most common & impactful sign, symptom or clinical event amongst peds and teens with OI 1. Adapted from Westerheim et al, 2024.; 2. Data on file, light red portion reflects “Mild or very mildly impacted” Top 5 clinical events, signs and symptoms in proxy peds & adolescents with OI by prevalence1 Top 5 clinical events, signs and symptoms in proxy peds & adolescents ranked as mod-to-severe impact1 Impact of OI on areas of QoL in children, % of proxy children responding as activity mod-to-severely impacted2 70% Leisure Activities 52% Social Life 50% School attendance 49% Daily tasks or other bone problems Problems or issues

Cosmic: Setrusumab treatment shows reduced fractures over IV-BP (p=ns) Confirmed fractures by x-ray & skeletal survey Primary Endpoint Total fractures Key Secondary Excl. mVFTFS Setrusumab AFR (n=34) # of fractures 102 82 Mean (SD, SE) 1.87 (1.69, 0.29) 1.53 (1.53, 0.26) Median (Q1, Q3) 2.02 (0.00, 3.04) 1.42 (0.00, 2.53) IV-BP AFR (n=35) # of fractures 132 99 Mean (SD, SE) 2.6 (3.19, 0.54) 1.97 (2.90, 0.49) Median (Q1, Q3) 1.38 (0.55, 4.06) 0.67 (0.00, 3.04) Est.2 Setrusumab AFR (95% CI) 0.91 (0.51, 1.60) 0.68 (0.34, 1.35) Est.2 IV-BP AFR (95% CI) 1.15 (0.65, 2.04) 0.79 (0.39, 1.61) Rate Ratio2 Setrusumab/IV-BP (95% CI) 0.79 (0.48, 1.28) 0.86 (0.47, 1.57) Rate Change2 Favoring setrusumab (95% CI) -21.27 (-51.75, 28.47) -14.27 (-53.07, 56.61) P-value2 0.338 0.616 1. Radiographically confirmed fractures, excluding morphometric vertebral fractures and fingers, toes, face, and skull; 2. Negative Binomial model Data presented at JP Morgan Healthcare Conference 2026

Cosmic: Large (59%) reduction in vertebral fractures on setrusumab (p=0.081)

Despite more severe type III/IV patients on setrusumab (65% setrusumab vs 54% IV-BP)

cosmic Osteogenesis Imperfecta (OI) Clinical Research

Radiographically confirmed fractures

	Total Fractures		Vertebral Fractures	
	Setrusumab	IV-BP	Setrusumab	IV-BP
All fractures	102	132	**19**	**46**
All fractures (Excluding mV[1])	84	104	**1**	**18**
All fractures (Excluding mVFTFS[2])	82	99	1	18
mVertebral fractures (Tertiary endpoint)	18	28	18	28

Setrusumab showed:

- **59%** fewer vertebral fractures of all types
- **94%** fewer non-morphometric vertebral fractures

Comparing 19 vs 46 vertebral fractures*

		All Vertebral Fractures
Negative Binomial Model (95% CI)	Est. Setrusumab AFR (95% CI)	0.14 (0.04, 0.51)
	Est. IV-BP AFR (95% CI)	0.33 (0.10, 1.12)
	Ratio UX143/IV-BP (95% CI)	0.44 (0.18, 1.11)
	Rate Change favoring Setrusumab (95% CI)	**-56.00** (-82.48, 10.53)
	P-value	0.081

Comparing 18 vs. 28 mV fractures (Tertiary endpoint)

		Only Morphometric Vertebral Fractures
Negative Binomial Model (95% CI)	Est. Setrusumab AFR (95% CI)	0.15 (0.04, 0.51)
	Est. IV-BP AFR (95% CI)	0.24 (0.07, 0.79)
	Ratio UX143/IV-BP (95% CI)	0.64 (0.26, 1.61)
	Rate Change favoring Setrusumab (95% CI)	**-35.87** (-74.43,60.86)
	P-value	0.344

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*Post-hoc analysis; 1. Morphometric vertebral fractures; 2. Morphometric vertebral fractures and fingers, toes, face, and skull

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Data presented at JP Morgan Healthcare Conference 2026

Data presented is representative of the setrusumab arm only Treatment emergent adverse events (TEAE) No serious-related TEAEs Low incidence (<2%) severe-related TEAEs Low incidence (<3%) TEAE’s leading to treatment or study discontinuation No serious related TEAEs Low incidence (<3%) severe-related TEAE No TEAEs leading to treatment discontinuation or study discontinuation Adverse events of special interest (AESI) No ischemic CV Events No hypersensitivity reactions related to UX143 One TEAE in neurologic sequalae due to bony overgrowth Radial nerve injury following a surgical procedure  No ischemic CV events No hypersensitivity reactions related to UX143 No neurologic sequalae due to bony overgrowth Deaths No Deaths No Deaths No new safety concerns identified, reported TEAEs are consistent with the anticipated safety profile for setrusumab Data presented at JP Morgan Healthcare Conference 2026

Overall data suggest an impact of setrusumab on OI disease although missed primary AFR endpoints

The largest BMD improvements found in the lumbar spine BMD are associated with **reduced vertebral fractures** and **improved pain and functional outcomes in pediatric patients**

Improved Lumbar Spine BMD Cosmic (p=0.0116)



P=0.0116
UX143* 1.01 (0.22)
IV-BP* 0.32 (0.21)
LS Mean Diff* 0.69 (0.27)
P-value* = 0.0116
Lumbar Spine BMD Z-Score Mean Change from Baseline
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
UX143 26 24 24 23
IV-BP 32 29 27 28
Baseline
Month 6
Month 12
Month 18

Reduced Vertebral Fractures Cosmic (p=0.081)

Vertebral Fractures

	Setrusumab	IV-BP
All fractures	19	46
All fractures (Excluding mV[1])	1	18

Improved functional outcomes

- ✓ **Decreased bone pain**
  - **Orbit** – peds & teens: PGIS OI Pain (**p=0.017**); POSNA/PODCI (**p=0.044**)
- ✓ **Improved functional ability**
  - **Orbit** – peds & teens: PGIS daily activities (**p=0.036**)
- ✓ **Improved walking ability**

Further understanding will help determine if there is a potential path forward

Mereo BioPharma

1. Morphometric vertebral fractures

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Data presented at JP Morgan Healthcare Conference 2026

Alvelestat (MPH966) Alpha-1 Antitrypsin Deficiency-associated Lung Disease: a rare progressive lung disease with high unmet need

Well-defined plan for Phase 3 registrational trial in AATD-LD

Clinical Data

Earlier stage severe PI*ZZ patients observed to have **greater response** in SGRQ (Total and activity)

Earlier stage patients (higher FEV_1) may be more likely to **show spirometry benefit**

Phase 3 Design

Early →late stage – Pi*ZZ genotype

Two independent primary endpoints – **SGRQ Total** (FDA) and **lung density by CT** (EMA – p<0.1 may be acceptable)

~220 patients for up to **18 months** (240 mg alvelestat)

Commercial Opportunity

Opportunity for broad label including **earlier stage PI*ZZ** patients who may not be eligible for AAT augmentation

Payors and HCPs **familiar** with SGRQ Total and CT endpoints

Broader population maximizes potential for **clinical** and **commercial success**

EU & US Orphan Designation

Phase 3 feasibility completed

Partnering process ongoing

Mereo BioPharma

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Potential Phase 2b Design for Bronchiectasis to Broaden the Scope of the Partnering Process

Six-months duration n~250

Double-blind randomization **1:1:1**

- **Alvelestat Dose 1 bid + standard of care, n~80**
- **Alvelestat Dose 2 bid + standard of care, n~80**
- **Placebo bid + standard of care, n~80**

Six-month exacerbation rate (Primary Endpoint)

- Phase 2b WILLOW study provides **good precedent for 2b design**[1]
- Exacerbations = **required confirmatory endpoint** = **substantially de-risk Phase 3**

Source: 1. Chambers et al, NEJM 2020; 383:22

Mereo BioPharma

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Vantictumab Osteopetrosis: a rare bone disease with high unmet need

Significant opportunity in underserved rare bone disorder

ADO2 overview[1]

- ADO2 is an inherited metabolic bone disorder characterized by impaired osteoclast function
- Dense, brittle bones lead to multiple fractures, osteomyelitis, bone pain, low blood counts, significant morbidity
- No approved therapy
- 1 in 20,000 incidence with onset typically in late childhood

Clear unmet need for a therapy that rescues osteoclast function, improves bone structure, and reduces morbidity

Vantictumab Mechanism of Action[2]



ADO2 osteoclast
Impaired bone resorption
ADO2: overly dense bones due to decreased osteoclast function
+ Vantictumab
Selected Frizzled Receptors
Vantictumab binds to selected Frizzled receptors on osteoclasts
Activated ADO2 osteoclast
Enhanced bone resorption
Enhances bone resorption by promoting osteoclast activity
Re-established bone homeostasis in ADO2

Mereo BioPharma

ADO2: Autosomal Dominant Osteopetrosis 2, also known as Albers-Schönberg disease; 1. Wu CC, Econs MJ, DiMeglio LA, et al. Diagnosis and management of osteopetrosis: consensus guidelines from the Osteopetrosis Working Group. J Clin Endocrinol Metab. 2017 Sep 1;102(9):3111-3123. doi: 10.1210/jc.2017-01127; 2. Adapted from āshibio's website

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2011-2017 Vantictumab investigated ~100 patients in 4 Phase 1a/b oncology trials Biomarker evidence highlighted potent impact on osteoclast function & high bone turnover which led to fragility fractures in some patients1 Vantictumab development timelines 1. Diamond J, et al. Breast Cancer Res Treat. 2020 Nov;184(1):53-62. doi: 10.1007/s10549-020-05817-w.; 2. Alam I, et al. Vantictumab, an anti-FZD antibody, rescues the osteopetrotic bone phenotype in heterozygous ADO mice. Presented at ASBMR Annual Meeting, September 7, 2025, Presentation number SUN-582; 3. As per āshibio’s website Aug. 2025 Licensed to āshibio with Mereo retaining rights to Europe Sept. 2025 pre-clinical data on use of vantictumab in mouse model of ADO22 H2 2026 IND to study vantictumab in patients with ADO2 at lower doses than studied previously3 VAN sig. decreased areal BMD in ADO2 mice and improved measures of bone structure and quality2 Existing clinical data de-risks the program allowing rapid advancement into clinical development for ADO2

Key milestones

Candidate Preclinical Phase 1 Phase 2 Phase 3 Partner Next milestone Setrusumab Osteogenesis Imperfecta Potential regulatory interactions Alvelestat AATD-LD Partnering process ongoing Potential partnering & Phase 3 initiation Vantictumab Osteopetrosis IND in H2 20261 Late-stage pipeline with financial discipline to execute into mid-2027 1. Per āshibio’s website Orbit (5 - 25 yrs old) Cosmic (2 - 6 yrs old)

Thank you With a special thank you to members of our community, who generously agreed to be featured in this presentation.